UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 7, 2003
                Date of Report (Date of earliest event reported)

                           JACKSONVILLE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          FLORIDA                        000-30248              59-3472981
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

      76 S. LAURA STREET, SUITE 104, JACKSONVILLE, FLORIDA          32202
          (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (904) 421-3040

         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

          99.1 Press Release dated November 7, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 7, 2003, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter and nine months ended September 30, 2003. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JACKSONVILLE BANCORP, INC.
                                                  (Registrant)

Date: November 10, 2003                    /s/ Cheryl L. Whalen
                                           -------------------------------------
                                           Cheryl L. Whalen, Corporate Secretary